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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



 Date of Report                                                October 24, 2000
 (Date of earliest event reported)                             October 24, 2000


                            Kankakee Bancorp, Inc.
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


        1-13676                                      36-3846489
 (Commission File Number)              (I.R.S. Employer Identification Number)



 310 South Schuyler Avenue, Kankakee, Illinois                        60901
    (Address of principal executive offices)                        (Zip Code)



                                (815) 937-4440
             (Registrant's telephone number, including area code)



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Item 5. Other Information

On October 24, 2000, Kankakee Bancorp, Inc. issued a news release announcing its earnings for the quarter ending September 30, 2000 and its payment of a quarterly dividend to its stockholders. The news release is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          None.

     (b)  Pro Forma Financial Information.
          -------------------------------

          None.

     (c)  Exhibits.
          --------

          99.1  News Release dated October 24, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     KANKAKEE BANCORP, INC.



Dated: October 24, 2000              By: /s/Ronald J. Walters
                                         ------------------------------------
                                           Ronald J. Walters
                                           Vice President and Treasurer